TWELFTH AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF APRIL 19, 2018
AMONG
OASIS PETROLEUM NORTH AMERICA LLC,
AS BORROWER,
THE GUARANTORS,
WELLS FARGO BANK, N.A.,
AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND
THE LENDERS PARTY HERETO

TWELFTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS TWELFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Twelfth Amendment”) dated as of April 19, 2018, is among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (the “Borrower”); the Guarantors listed on the signature pages hereto; each of the Lenders party hereto; and WELLS FARGO BANK, N.A. (individually, “Wells Fargo Bank”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.Parent, OP LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 5, 2013, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 3, 2013, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 30, 2014, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of April 13, 2015, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of November 13, 2015, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of February 23, 2016, that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of August 8, 2016, that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated as of October 14, 2016, that certain Eighth Amendment to Credit Agreement dated as of April 10, 2017, that certain Ninth Amendment to Second Amended and Restated Credit Agreement dated as of September 25, 2017, that certain Consent and Tenth Amendment to Credit Agreement dated as of November 6, 2017 and that certain Eleventh Amendment to Credit Agreement dated as of February 26, 2018 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.The Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the Twelfth Amendment Effective Date (as defined below).
C.Furthermore, the Administrative Agent and the Required Lenders desire to reaffirm the Borrowing Base at $1,600,000,000 after giving effect to the amendments contained in this Twelfth Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Twelfth Amendment. Unless otherwise indicated, all section references in this Twelfth Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Twelfth Amendment, and subject to the conditions precedent contained in Section 4 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 2.
2.1    Amendments to Section 1.02 (Certain Defined Terms).
(a)    The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated as follows:
“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, Tenth Amendment, the Eleventh Amendment and the Twelfth Amendment and as the same may be further amended or supplemented from time to time.
(b)    The following definitions are hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate to read as follows:
“Proved Reserves” means collectively, “proved oil and gas reserves,” “proved developed producing oil and gas reserves,” “proved developed non-producing oil and gas reserves” (consisting of proved developed shut-in oil and gas reserves and proved developed behind pipe oil and gas reserves), and “proved undeveloped oil and gas reserves,” as such terms are defined by the SPE in its standards and guidelines.
“SPE” means the Society of Petroleum Engineers.
“Twelfth Amendment” means that certain Twelfth Amendment to Second Amended and Restated Credit Agreement, dated as of April 19, 2018 among the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Twelfth Amendment Effective Date” means April 19, 2018.
2.1    Amendment to Section 2.08(j). Section 2.08(j) of the Credit Agreement is hereby amended by deleting each reference to “or Section 3.04(e)” in such section.
2.2    Amendment to Section 3.04(e). Section 3.04(e) of the Credit Agreement is hereby deleted in its entirety.
2.3    Amendments to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by (a) deleting Section 6.02(f) in its entirety and (b) deleting the words “and Section 6.02(f)” in the final paragraph of such section.
2.4    Amendment to Section 8.14(a). Section 8.14(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a)    In connection with each redetermination of the Borrowing Base, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)(vi)) to ascertain whether the Mortgaged Properties represent at least 85% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties do not represent at least 85% of such total value, then the Borrower shall, and shall cause the Subsidiaries to, grant, within thirty (30) days of delivery of the certificate required under Section 8.12(c), to the Administrative Agent as security for the Indebtedness a first-priority Lien interest (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties of the Credit Parties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 85% of such total value. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Subsidiary places a Lien on its Oil and Gas Properties and such Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.14(b).
2.5    Amendment to Section 9.12(d). Section 9.12(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(d) the sale or other disposition (including Casualty Events) of any Oil and Gas Property constituting Proved Reserves or any interest therein or any Subsidiary owning Oil and Gas Properties (other than as provided in Section 9.12(i) below) and the Liquidation of any Swap Agreement in respect of commodities; provided that
(i) 75% of the consideration or settlement proceeds received in respect of such sale or other disposition or the Liquidation of any Swap Agreement in respect of commodities shall be cash, provided that in the case of the sale or disposition of Oil and Gas Properties, the consideration for such sale or other disposition may be newly acquired Oil and Gas Properties so long as the aggregate value (as set forth in the most recently delivered Reserve Report) of all Oil and Gas Properties exchanged or swapped for newly acquired Oil and Gas Properties since the later of the last Redetermination Date and the last date on which the Borrowing Base was adjusted pursuant to Section 9.12(d), (f) or (g) does not exceed five percent (5%) of the Borrowing Base then in effect;
(ii) the consideration or settlement proceeds received in respect of such sale or other disposition or the Liquidation of any Swap Agreement in respect of commodities shall be equal to or greater than the fair market value of the Oil and Gas Property, interest therein or Subsidiary subject of such sale or other disposition, or Swap Agreement subject of such Liquidation (as reasonably determined by a Responsible Officer of the Borrower or by the appropriate governing

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body of the Parent and/or the Borrower, as applicable, and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect),
(iii) if such sale or other disposition of Oil and Gas Property or Subsidiary owning Oil and Gas Properties included in the most recently delivered Reserve Report and Swap Agreements Liquidated pursuant to this clause (d), when aggregated with any sale or other disposition pursuant to clauses (f) and (g), since the later of the last Redetermination Date and the last date on which the Borrowing Base was adjusted pursuant to Section 9.12(d), (f) or (g) has a value (determined, in the case of Oil and Gas Properties, by the value set forth in the most recently delivered Reserve Report, and in the case of Swap Agreements, by the settlement value thereof), individually or in the aggregate in excess of five percent (5%) of the then effective Borrowing Base, the Borrowing Base shall then be reduced, effective immediately upon such sale, disposition or Liquidation, by an amount equal to the Borrowing Base Value of such Properties sold or disposed of and Swap Agreements in respect of Commodities Liquidated plus an amount determined by the Administrative Agent in its sole discretion (and confirmed by the Required Lenders) to account for any Property sold pursuant Section 9.12(f) and Section 9.12(g) since the later of the last Redetermination Date and the last date on which the Borrowing Base was adjusted pursuant to Section 9.12(d), (f) or (g); provided that if a Borrowing Base Deficiency would result from such reduction in the Borrowing Base, the Borrower shall prepay the Borrowings, prior to or contemporaneously with the consummation of such sale, disposition and/or Liquidation, to the extent that such prepayment would have required pursuant to Section 3.04(c)(iii) after giving effect to such reduction in the Borrowing Base; and
(iv) if any such sale or other disposition is of a Subsidiary owning Oil and Gas Properties, such sale or other disposition shall include all the Equity Interests of such Subsidiary;
2.6    Amendment to Section 9.12(f)(vi). Section 9.12(f)(vi) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(vi) if the consideration received in respect of any such Drop Down Disposition pursuant to this clause (f) since the later of the last Redetermination Date and the last date on which the Borrowing Base was adjusted pursuant to Section 9.12(d), (f) or (g), when aggregated with any sales or other dispositions during such period pursuant to clauses (d) and (g) of this section or this clause (f), is in excess of five percent (5%) of the then effective Borrowing Base, individually or in the aggregate, the Administrative Agent or the Required Lenders may elect in their sole discretion reduce the Borrowing Base in connection with such sale or disposition and any other sales or dispositions pursuant to Section 9.12(d) or Section 9.12(g) since the later of the last Redetermination Date and the last date on which the Borrowing Base was adjusted pursuant to Section 9.12(d), (f) or (g); provided further that if a Borrowing Base Deficiency would result from such any reduction in the Borrowing Base pursuant to this Section 9.12(f), the Borrower shall prepay the Borrowings, prior to or contemporaneously with the consummation of such sale, disposition and/or Liquidation, to the extent that such prepayment would have required pursuant to Section 3.04(c)(iii) after giving effect to such reduction in the Borrowing Base,
2.7    Amendment to Section 9.12(g)(iv). Section 9.12(g)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(iv) if the consideration received in respect of any such sales or other dispositions of the common limited partnership interests in the Midstream MLP pursuant to this clause (g) since the later of the last Redetermination Date and the last date on which the Borrowing Base was adjusted pursuant to Section 9.12(d), (f) or (g), when aggregated with any sales or other dispositions during such period pursuant to clauses (d) and (f) of this section or this clause (g), is in excess of five percent (5%) of the then effective Borrowing Base, individually or in the aggregate, the Administrative Agent or the Required Lenders may elect in their sole discretion reduce the Borrowing Base in connection with such sale or disposition and any other sales or dispositions pursuant to Section 9.12(d) or Section 9.12(f) since the later of the last Redetermination Date and the last date on which the Borrowing Base was adjusted pursuant to Section 9.12(d), (f) or (g); provided further that if a Borrowing Base Deficiency would result from such any reduction in the Borrowing Base pursuant to this Section 9.12(g), the Borrower shall prepay the Borrowings, prior to or contemporaneously with the consummation of such sale, disposition and/or Liquidation, to the extent that such prepayment would have required pursuant to Section 3.04(c)(iii) after giving effect to such reduction in the Borrowing Base,
2.8    Amendment to Section 9.12. Section 9.12 of the Credit Agreement is hereby amended by replacing the word “and” before clause (h) with “,” and the following shall be inserted as the new clause (i) at the end of Section 9.12:

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, and (i) sale or other disposition (including for the avoidance of doubt exchanges, swaps or trades) of Oil and Gas Properties not constituting Proved Reserves; provided that (i) no Default or Event of Default has occurred and is continuing or would result from such exchange, swap or trade and (ii) the consideration received in respect of such exchange, swap or trade shall be equal to or greater than the fair market value of the Oil and Gas Property (or interest therein) subject of such exchange, swap or trade (in each case, as reasonably determined by the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect).
Section 3.    Borrowing Base Redetermination. Pursuant to Section 2.07 of the Credit Agreement, the Administrative Agent and the Required Lenders agree that for the period from and including the Twelfth Amendment Effective Date to but excluding the next Redetermination Date following the Twelfth Amendment Effective Date, the amount of the Borrowing Base shall be equal to $1,600,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c), Section 9.12(d), Section 9.12(f) or Section 9.12(g). The parties hereto agree that the redetermination provided for herein shall constitute the April 1, 2018 Scheduled Redetermination. For the avoidance of doubt, the next Scheduled Redetermination shall be the October 1, 2018 Scheduled Redetermination.
Section 4.    Conditions Precedent. This Twelfth Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Twelfth Amendment Effective Date”):
4.1    Executed Counterparts of Twelfth Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and each of the Lenders counterparts (in such number as may be requested by the Administrative Agent) of this Twelfth Amendment signed on behalf of such Person.
4.2    Mortgages. The Administrative Agent shall have received from the Borrower duly executed and notarized mortgages and/or mortgage supplements in form and substance reasonably satisfactory to the Administrative Agent so that, after giving effect to the recording of such mortgages and/or mortgage supplements, the Administrative Agent shall be reasonably satisfied that it has first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 85% of the total value of the Oil and Gas Properties evaluated in the Reserve Report most recently delivered pursuant to Section 8.12(a) of the Credit Agreement.
4.3    No Default. No Default shall have occurred and be continuing as of the date hereof prior to and after giving effect to the terms of this Twelfth Amendment.
4.4    Further Assurances. The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Twelfth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Twelfth Amendment, shall remain in full force and effect following the effectiveness of this Twelfth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
5.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Twelfth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of Twelfth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Twelfth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan

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Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
5.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Twelfth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Twelfth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.4    Counterparts. This Twelfth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Twelfth Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    No Oral Agreement. This Twelfth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.6    GOVERNING LAW. THIS TWELFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Twelfth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.8    Severability. Any provision of this Twelfth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9    Successors and Assigns. This Twelfth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.10    Loan Document. This Twelfth Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
5.11    No Novation. The parties hereto agree that this Twelfth Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
[Signatures Begin Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be duly executed as of the date first written above.

BORROWER:	OASIS PETROLEUM NORTH AMERICA LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title:    Executive Vice President and Chief
Financial Officer

GUARANTORS:	OASIS PETROLEUM INC.
OASIS PETROLEUM LLC
OASIS PETROLEUM MARKETING LLC
OASIS WELL SERVICES LLC
OASIS MIDSTREAM SERVICES LLC
OMS HOLDINGS LLC
OASIS PETROLEUM PERMIAN LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title:    Executive Vice President and Chief
Financial Officer

OMP GP LLC

By:    /s/ Michael Lou
Name:    Michael Lou
Title:    President

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,

ISSUING BANK AND LENDER:	WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank and as a Lender

By:    /s/ Edward Pak
Name:    Edward Pak
Title:    Director

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

LENDERS:	CITIBANK, N.A., as a Lender

By:    /s/ Cliff Vaz
Name:    Cliff Vaz
Title:    Vice President

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Anson Williams
Name:    Anson Williams
Title:    Authorized Officer

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Jay T. Sartain
Name:    Jay T. Sartain
Title:    Authorized Signatory

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Scott D. Arndt
Name:    Scott D. Arndt
Title:    Managing Director

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMPASS BANK, as a Lender

By:    /s/ Gabriela Azcarate
Name:    Gabriela Azcarate
Title:    Vice President

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:    /s/ Trudy Nelson
Name:    Trudy Nelson
Title:    Authorized Signatory

By:    /s/ Robert Long
Name:    Robert Long
Title:    Authorized Signatory

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:    /s/ Alicia Schug
Name:    Alicia Schug
Title:    Vice President

By:    /s/ Marguerite Sutton
Name:    Marguerite Sutton
Title:    Vice President

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ING CAPITAL LLC, as a Lender

By:    /s/ Josh Strong
Name:    Josh Strong
Title:    Director

By:    /s/ Charles Hall
Name:    Charles Hall
Title:    Managing Director

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender

By:    /s/ David Baron
Name:    David Baron
Title:    Vice President

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ John C. Springer
Name:    John C. Springer
Title:    Vice President

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ZB, N.A. DBA AMEGY BANK, as a Lender

By:    /s/ John Moffitt
Name:    John Moffitt
Title:    Vice President

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BOKF, NA dba Bank of Texas, as a Lender

By:    /s/ Mari Salazar
Name:    Mari Salazar
Title:    SVP-Energy Lending

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:    /s/ Kelly Graham
Name:    Kelly Graham
Title:    Vice President

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender

By:    /s/ William B. Robinson
Name:    William B. Robinson
Title:    Senior Vice President

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a Lender

By:    /s/ Doreen Barr
Name:    Doreen Barr
Title:    Authorized Signatory

By:    /s/ Sophie Bulliard
Name:    Sophie Bulliard
Title:    Authorized Signatory

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender

By:    /s/ Hongfei (Iris) Zhang
Name:    Hongfei (Iris) Zhang
Title:    Director

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

IBERIABANK, as a Lender

By:    /s/ Stacy Goldstein
Name:    Stacy Goldstein
Title:    Senior Vice President

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

Goldman Sachs Bank USA, as a Lender

By:    /s/ Chris Lam
Name:    Chris Lam
Title:    Authorized Signatory

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

Morgan Stanley Bank, N.A., as a Lender

By:    /s/ John Kuhns
Name:    John Kuhns
Title:    Authorized Signatory

Signature Page to Twelfth Amendment to Second Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)